PORTICO FUNDS, INC.

Statement of Additional Information

for the Money Market Fund

Institutional Money Market Fund

U.S. Treasury Money Market Fund

U.S. Government Money Market Fund

Tax-Exempt Money Market Fund

February 28, 1997 (as revised April 25, 1997)



TABLE OF CONTENTS

        Page



Portico Funds           2

Investment Objectives and Policies              2

Additional Information on Portfolio
Instruments......................................................
 ...............         12

Net Asset Value         14

Additional Purchase and Redemption Information          15

Additional Information Regarding Shareowner Services for the
U.S. Government Money

     Market, U.S. Treasury Money Market, Money Market and
Tax-Exempt Money Market

     Funds              18

Description of Shares           18

Additional Information Concerning Taxes         20

Management of the Company               23

Custodian, Transfer Agent, Disbursing Agent and Accounting
Services Agent          31

Expenses                32

Independent Accountants         32

Counsel         32

Additional Information on Yield         33

Miscellaneous           34

Appendix                A-1



This Statement of Additional Information is meant to be read in conjunction with the Portico Funds' Prospectuses dated February 28, 1997 for the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund (formerly, U. S. Federal Money Market Fund), U.S. Government Money Market Fund and Tax-Exempt Money Market Fund (collectively referred to as the "Funds"), and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein. Copies of the Prospectuses for the Funds may be obtained by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011 or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area).
Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.



SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.



PORTICO FUNDS



Portico Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. This Statement of Additional Information pertains to five diversified portfolios, the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund. The Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund commenced operations on March 16, 1988, April 26, 1991, April 29, 1991, August 1, 1988 and June 27, 1988,
respectively. The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011 or by calling 1-800-982-8909 or
414-287-3710 (Milwaukee area).







INVESTMENT OBJECTIVES AND POLICIES



The investment objective of the Money Market Fund, the Institutional Money Market Fund and the U.S. Government Money Market Fund is to seek a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value; the investment objective of the U.S. Treasury Money Market Fund is to seek to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value; and the investment objective of the Tax-Exempt Money Market Fund is to seek a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. There is no assurance, however, that the Funds' investment objectives will be attained. The following policies supplement the Funds' respective investment objectives and policies as set forth in their Prospectuses.





Portfolio Transactions



Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.



Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.



The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Funds' interests.



The Funds do not intend to seek profits from short-term trading.
 Because the Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the Funds' net investment income. For regulatory purposes, the Fund's annual portfolio turnover rates are expected to be zero.



The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.



Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.



Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Distributor or an affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or the Adviser, or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission.



Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.





Additional Information on Portico Instruments



Ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Board of Directors or the Adviser, pursuant to guidelines adopted by the Board, will in accordance with Rule 2a-7 under the 1940 Act consider such an event in determining whether the Fund involved should continue to hold the security. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.



Variable and Floating Rate Instruments. With respect to the variable and floating rate instruments that may be acquired by the Money Market, Tax-Exempt Money Market and Institutional Money Market Funds as described in their Prospectuses, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable U.S. Government obligations held by a Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.



The variable and floating rate demand instruments that the Tax-Exempt Money Market Fund may purchase include participations in Municipal Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.



Short-Term Funding Agreements. The Money Market Fund and the Institutional Money Market Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by the Money Market Fund and the Institutional Money Market Fund will be regarded as illiquid.



U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.



Stripped U.S. Government Obligations and Government-Backed Trusts. The Money Market Fund, U.S. Government Money Market Fund and Institutional Money Market Fund may acquire U.S. Government obligations and their unmatured interest coupons which have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and Certificate of Accrual on Treasury Securities
("CATs").   The stripped coupons are sold separately from the
underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Funds, most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and security purposes. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. Government securities.



The Treasury Department has also facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.



The Money Market Fund, U.S. Government Money Market Fund and Institutional Money Market Fund may also invest in certificates issued by Government-backed trusts. Such certificates represent an undivided fractional interest in the respective Government-backed trust's assets. The assets of each Government-backed trust consists of (i) a promissory note issued by a foreign government (the "Note"), (ii) a guaranty by the U.S. Government, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all principal and interest due on such Note and (iii) a beneficial interest in a government securities trust holding U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury sufficient to provide the Trust with funds in an amount equal to at least 10% of all principal and interest payments due on the Note. No more than 35% of the value of a Fund's total assets will be invested in stripped securities not purchased through the Federal Reserve's STRIPS program and Government-backed trusts.



Investment Companies. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.



Repurchase Agreements. Each Fund (except the Tax-Exempt Money Market Fund) may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements").
 During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price.
Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities.
 The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year.



The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.



Reverse Repurchase Agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase.



Securities Lending. To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund or any combination thereof. Such loans will not be made, if, as a result, the aggregate of all outstanding loans of the Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.



Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

Other Investment Considerations - Tax-Exempt Money Market Fund.



Municipal Obligations which may be acquired by the Tax-Exempt
Money Market Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.



The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Money Market Fund are General
Obligation securities and Revenue securities. The Fund may also acquire Moral Obligation securities.



There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.



The payment of principal and interest on most securities purchased by the Tax-Exempt Money Market Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Obligations may be materially adversely affected by litigation or other conditions.



Certain of the Municipal Obligations held by the Tax-Exempt Money Market Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Exempt Money Market Fund may, from time to time, invest more than 25% of its assets in Municipal Obligations covered by insurance policies.



Municipal Obligations acquired by the Tax-Exempt Money Market Fund may include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in bonds and other types of tax-exempt instruments provided they have remaining maturities of thirteen months or less at the time of purchase.



Certain types of Municipal Obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.



From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Obligations for investment by the Tax-Exempt Money Market Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.



When-Issued Purchases and Forward Commitments. When the Tax-Exempt Money Market Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid high-grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments and commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.



The Tax-Exempt Money Market Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.



When the Tax-Exempt Money Market Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Tax-Exempt Money Market Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.



Stand-By Commitments. The Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase at the Fund's option specified Municipal Obligations at a specified price. Stand-by commitments may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.



The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A "stand-by commitment" may be sold, transferred or assigned by the Fund only with the instrument involved.



The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized loss for the period during which the commitment was held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each stand-by commitment is acquired.



The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Fund's reliances upon the credit of those dealers, banks and broker/dealers is secured by the value of the underlying Municipal Obligations that are subject to a commitment.



The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the ordinary method of valuation employed by the Fund. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period in which the commitment was held by the Fund.



During the current fiscal year, the Adviser expects that not more than 5% of the net assets of the Tax-Exempt Money Market Fund will be invested at any time in a particular class of taxable obligations described in the Fund's prospectus.





ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS



Additional Investment Limitations



Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).



No Fund may:



1. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.



2. Purchase securities of companies for the purpose of exercising control.



3. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.



4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.



5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.



6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.



7. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or in its Prospectus are not deemed to be pledged for purposes of this limitation.



8. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.



9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.



In addition, as summarized in the Prospectuses, no Fund may:



10. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities")) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Portico Funds, Inc.
(the "Company"), except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. In accordance with current SEC regulations, the Money Market Fund and Institutional Money
Market Fund intend (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than U.S. Government securities) to not more than 5% of the Fund's total assets, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.



11. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry;
provided that, (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (ii) instruments issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;
and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.



Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and options on future contracts, the Funds, during the current fiscal year, do not intend to trade in such instruments. Prior to making any such investments, the Funds would notify their shareowners and add appropriate descriptions concerning the instruments to their Prospectuses and this Statement of Additional Information.



NET ASSET VALUE



The net asset value per share of each Fund described in this Statement of Additional Information is calculated separately by adding the value of all portfolio securities and other assets belonging to the particular Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of that Fund. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. Assets belonging to a particular Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative net asset values of all of the Company's investment portfolios at the time of allocation. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.



The Company uses the amortized cost method of valuation to value each Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The market value of portfolio securities held by a Fund can be expected to vary inversely with changes in prevailing interest rates.



Each Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, each Fund will neither purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the 1940 Act nor maintain a dollar-weighted average maturity which exceeds 90 days. The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.



ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



Shares of each Fund described in this Statement of Additional Information are sold without a sales charge imposed by the Company, although Shareowner Organizations or Institutions may be paid by the Company for advertising, distribution, or shareowner services. Depending on the terms of the particular account, Shareowner Organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareowner Organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.



Investors redeeming shares by check generally will be subject to the same rules and regulations that the transfer agent applies to checking accounts, although the election of this privilege creates only a shareowner-transfer agent relationship with the transfer agent. Because dividends on each Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result.



Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC"); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)



The Company's Articles of Incorporation permit a Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1000.



In addition to the situations described in the Funds' Prospectuses under "Redemption of Shares" and in the Statement of Additional Information under "Net Asset Value," the Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareowner to make full payment for shares purchased by the shareowner or to collect any charge relating to a transaction effected for the benefit of a shareowner which is applicable to Fund shares as provided in the Prospectuses from time to time.



Exchange Privilege (Not Available for Shares of the Institutional Money Market Fund). By use of the exchange privilege, shareowners of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareowner or in some cases, the shareowner's registered representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareowners.



Exchange transactions involving shares of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund or Tax-Exempt Money Market Fund and described in paragraphs A, B and C below will be made on the basis of the relative net asset values per share of the funds involved in the transactions.



        A. Retail Shares of any Equity or Bond Fund purchased with a sales charge may be exchanged without a sales charge for Retail
Shares of any other Equity or Bond Fund offered by the Company with a sales charge.

        B. Shares of any Equity or Bond Fund offered by the Company acquired by a previous exchange transaction involving Retail
Shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares may be exchanged without a sales charge for Retail
Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail Shares and their account number.

        C. Shares of any Fund offered by the Company (including shares of each money market Fund offered by the Company except the Institutional Money Market Fund) may be exchanged without a sales charge for Shares of any other Fund of the Company that is offered without a sales charge (including shares of each Money
Market Fund offered by the Company except the Institutional
Money Market Fund).

Except as stated above, a sales charge will be imposed when Shares of a Fund that were purchased or otherwise acquired without a sales charge (including shares of each money market Fund offered by the Company except the Institutional Money
Market Fund) are redeemed and the proceeds are used to purchase Retail Shares of another Fund of the Company with a sales charge.



Shares in a Fund from which the shareowner is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareowner is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the Company's customary policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.



For federal income tax purposes, share exchanges are treated as sales on which the shareowner may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the Prospectus for the shares to be acquired in the exchange prior to making an exchange.





Special Procedures for In-Kind Payments



Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Portico Investor Services at 414-287-3710. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.





ADDITIONAL INFORMATION REGARDING SHAREOWNER SERVICES FOR THE
U.S. GOVERNMENT MONEY MARKET, U.S. TREASURY MONEY MARKET, MONEY
MARKET AND TAX-EXEMPT MONEY MARKET FUNDS





Periodic Investment Plan



The Funds offer a Periodic Investment Plan whereby a shareowner may automatically make purchases of shares of a Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareowner's designated bank or other financial institution debits a preauthorized amount on the shareowner's account each month and applies the amount to the purchase of Fund shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareowner's account or the shareowner's account has been closed at the time of the automatic transaction.



ConvertiFund Transactions



The Funds permit shareowners to effect ConvertiFund transactions, an automated method by which a shareowner may invest proceeds from one account to another account of the Portico family of funds. Such proceeds include dividend distributions, capital gain distributions and systematic
withdrawals. ConvertiFund   transactions may be used to invest
funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Investments in the non-money market funds will be subject to the applicable sales charges.





Systematic Withdrawal Plan



The Funds offer shareowners a Systematic Withdrawal Plan, which allows a shareowner who owns shares of a Fund worth at least $15,000 at current net asset value at the time the shareowner initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareowner or as otherwise directed at regular intervals.









DESCRIPTION OF SHARES



The Company's Articles of Incorporation authorize the Board of
Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share that shall be divided into thirty classes (each a designated "class" or "fund"). Each class is further divided into two series, Institutional Series and Series A/Retail Series (each, a
"Series") and, with respect to the Funds, consists of shares set forth next to its name in the table below:



Class-Series           Fund in Which Stock      Number of Authorized
of Common Stock        Represents Interest     Shares in Each Initial Series



1-Institutional         Money Market                  5 billion
1-A                                                   5 billion

2-Institutional         Tax-Exempt Money Market       5 billion
2-A                                                   5 billion

3-Institutional         U.S. Government Money Market  5 billion
3-A                                                   5 billion

4-Institutional         Institutional Money Market    5 billion
4-A                                                   5 billion

5-Institutional         U.S. Treasury Money Market    5 billion
5-A                                                   5 billion



Currently, only Series A Shares of the Money Market Funds have been offered by the Company. The Board of Directors has also authorized the issuance of Classes 6 through 17 common stock representing interests in twelve other separate investment portfolios which are described in separate prospectuses and Statement of Additional Information. The remaining authorized shares have been classified by the Board into thirteen additional classes representing interest in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.



In the event of a liquidation or dissolution of the Company or an individual Fund, shareowners of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributable to the operation of a particular series, shareowners of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareowner.



Shareowners of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareowners of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareowners of the Company voting together in the aggregate without regard to particular portfolios.



When issued for payment as described in the Funds' Prospectuses and this Statement of Additional Information, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareowners for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.



The Articles of Incorporation authorize the Board of Directors, without shareowner approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareowners of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.





ADDITIONAL INFORMATION CONCERNING TAXES



The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareowners that are not described in the Funds' Prospectuses.
No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareowners, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.



Tax-Exempt Money Market Fund



As described above and in its Prospectus, the Tax-Exempt Money Market Fund is designed to provide investors with current tax-exempt interest income. This Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code of 1986 (the "Code"), H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareowners.



The percentage of total dividends paid by the Tax-Exempt Money Market Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareowners receiving dividends for such year. In order for this Fund to pay exempt-interest dividends during any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund's portfolio must consist of tax-exempt obligations. In addition, the Fund must distribute an amount that is at least equal to the sum of 90% of the net tax-exempt interest income and 90% of the investment company taxable income earned by the Fund for the taxable year. Within 60 days of the close of its taxable year, the Fund will notify shareowners of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.



Interest on indebtedness incurred by a shareowner to purchase or carry shares of the Tax-Exempt Money Market Fund generally is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareowner's taxable year. If a shareowner holds shares of the Tax-Exempt Money Market Fund for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.



All Funds



Investment company taxable income earned by the Money Market Fund, the Institutional Money Market Fund, the U.S. Treasury Money Market Fund, the U.S. Government Money Market Fund or the Tax-Exempt Money Market Fund will be distributed by the Funds to their shareowners, and will be taxable to shareowners as ordinary income whether paid in cash or additional shares. In general, investment company taxable income will be a Fund's taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.



Similarly, while the Funds do not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains and the distributions (whether paid in cash or additional shares) will be taxable to shareowners as long-term capital gains, regardless of how long a shareowner has held Fund shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by the Company to shareowners after the close of the Company's taxable year.



A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.



Each Fund is treated as a separate tax entity under the Code. Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareowners under such laws may differ from their treatment under federal income tax laws.



If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareowners). In such event, dividend distributions (including amounts derived from interest on Municipal Obligations) would be taxable as ordinary income to shareowners to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareowners.



The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.





MANAGEMENT OF THE COMPANY



Directors and Officers



The Directors and officers of the Company, their addresses, age, principal occupations during the past five years and other affiliations are as follows:





  Name, Address and Age                  Position with the Company
        Principal Occupations During Past 5 Years and Other
Affiliations



James M. Wade* 2802 Wind Bluff Circle Wilmington, NC  28409 Age:
 53 Chairman, President and Treasurer Vice President and
Chief Financial Officer, Johnson Controls, Inc. (a controls manufacturing company), January 1987 - May 1991.



Glen R. Bomberger One Park Plaza 11270 West Park Place Milwaukee, WI 53224-3690 Age: 59 Director Executive Vice President, Chief Financial Officer and Director, A.O. Smith Corporation (a diversified manufacturing company) since January 1987; Director of companies affiliated with A.O. Smith Corporation; Chief Financial Officer, Director and Vice President, Smith Investment Company; Officer and Director of companies affiliated with Smith Investment Company.



Jerry G. Remmel 16650A Lake Circle Brookfield, WI  53005 Age:
65 Director Vice President, Treasurer and Chief Financial Officer of Wisconsin Energy Corporation 1994-1996; Treasurer of Wisconsin Electric Power Company 1973-1996; Director, Wisconsin Electric Power Company 1989-1996; Senior Vice President, Wisconsin Electric Power Company 1988-1994; Chief Financial Officer, Wisconsin Electric Power Company 1983-1996; Vice President and Treasurer, Wisconsin Electric Power Company, 1983
- 1989.



Richard K. Riederer 400 Three Springs Drive Weirton, WV 26062-4989 Age: 52 Director President, Chief Executive Officer, and Chief Operating Officer of Weirton Steel since 1995; Executive Vice President and Chief Financial Officer, Weirton Steel, January 1994-1995; Vice President of Finance and Chief Financial Officer, Weirton Steel, January 1989-1994; Member Board of Directors of American Iron and Steel Institute since 1995; Member Board of Directors, National Association of Manufacturers since 1995.



Charles R. Roy* 14245 Heatherwood Court Elm Grove, WI  53122
Age:  66 Director Vice President - Finance, Chief
Financial Officer and Secretary, Rexnord Corporation (an equipment manufacturing company), since 1988 - 1992; Vice
President - Finance and Administration, Rexnord, Inc., 1982 -
1992; Officer and Director of several Rexnord subsidiaries until 1992.



Mary Ellen Stanek 777 East Wisconsin Avenue Suite 800 Milwaukee,
WI  53202 Age:  40 Vice President, President and Chief
Operating Officer FIRMCO since 1994, Director since 1992 and
Director of Fixed Income series since 1990.



W. Bruce McConnel, III Philadelphia National Bank 1345 Chestnut
Street Philadelphia, PA 19107 Age: 53 Secretary Partner of the law firm of Drinker Biddle & Reath.


* Messrs. Wade and Roy are considered by the Company to be "interested directors" of the Company as defined in the 1940 Act.



                The following chart provides certain information about the Director fees for the year ended October 31, 1996 of the Company's Directors.

                              PENSION OR                          TOTAL
                              RETIREMENT                        COMPENSATION
NAME OF     AGGREGATE       BENEFITS ACCRUED  ESTIMATED ANNUAL   FROM COMPANY
PERSON/    COMPENSATION     AS PART OF FUND    BENEFITS UPON  AND FUND COMPLEX
POSITION   FROM THE COMPANY    EXPENSES        RETIREMENT         PAID TO
                                                                 DIRECTORS
James M. Wade  President, Treasurer and Chairman of the Board

              $15,000            $0                  $0            $15,000

Glen R. Bomberger Director
               12,000(2)          0                   0             12,000

Jerry G. Remmel  Director
               12,000             0                   0             12,000

Richard K. Riederer Director
               12,000             0                   0             12,000

 Charles R. Roy Director
               12,000             0                   0             12,000

 *The "Fund Complex" includes only the Company.(2)Includes
$12,000 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.


Each Director receives an annual fee of $7,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,000 per annum for services in such capacity. For the fiscal year ended October 31, 1996, the Directors and Officers received aggregate fees of $63,000. Ms. Stanek receives no fees from the Company for her services as Vice President, although FIRMCO, of which she is President, receives fees from the Company for advisory services. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.





Advisory Services



FIRMCO became the investment adviser to the Funds as of February 3, 1992. Prior thereto, investment advisory services were provided by Firstar Trust Company, an affiliate of the Adviser. Firstar Trust Company has guaranteed all obligations incurred by FIRMCO in connection with its Investment Advisory Agreement with the Funds. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.



The Adviser may voluntarily waive additional advisory fees otherwise payable by the Funds. The Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the Securities and Exchange Commission, the Funds do not intend to receive separate compensation for securities lending activity.



For the services provided and expenses assumed by the Adviser under its investment advisory agreements for the fiscal years ended October 31, 1996, 1995, and 1994, the Adviser earned and waived advisory fees as follows:



Advisory Fees Earned (Advisory Fees Waived)



                          1996               1995                1994

Money Market Fund   $702,547 (266,408)  $422,104 (365,955)  $319,171 (384,249)

U.S. Treasury
Money Market Fund    228,672 (84,582)    199,277 (97,487)    102,634 (130,917)

U.S. Government
Money Market Fund    886,823 (74,691)    730,168 (136,091)   524,889 (442,933)

Tax-Exempt
Money Market Fund    307,395 (88,415)    232,548 (118,037)   171,919 (214,967)

Institutional Money
Market Fund    2,207,362 (1,670,748) 1,670,220 (1,882,153) 722,865 (2,610,542)


Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.



Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer.



In 1971, the United States Supreme Court held in Investment Company Institute vs. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment. company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System vs. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO and Firstar Trust Company are subject to such banking laws and regulations.



The Adviser and Firstar Trust Company believe that they may perform the services for the Funds contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services comparable to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Funds. If the companies were prohibited from continuing to perform advisory, accounting, shareowner servicing and custody services for the Funds, it is expected that the Board of Directors would recommend that the Funds enter into new agreements or would consider the possible termination of the Funds.



Shares of the Funds are not bank deposits, are not insured by the FDIC or any other governmental agency, are not endorsed, insured or guaranteed by Firstar Trust Company or FIRMCO and are not obligations of or otherwise supported by Firstar Trust Company or FIRMCO.





Administration and Distribution Services



Firstar Trust Company ("Firstar") became a Co-Administrator to the Funds on September 1, 1994, and B. C. Ziegler and Company ("Ziegler") became a Co-Administrator to the Funds on January 1, 1995. Under the Co-Administration Agreement, the following administrative services will be provided jointly by the Co-Administrators: assist in maintaining office facilities, furnish clerical services, stationery and office supplies; monitor the Company's arrangements with respect to services provided by Shareowner Organizations; and generally assist in the Funds' operations. The following administrative services will be provided by Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar or counsel to the Company, as requested by Firstar; review and comment upon sales literature and advertising relating to the Company, as requested by Firstar; assist in the preparation of the marketing budget; periodically review blue sky registration and sales reports for the Funds; attend meetings of the Board of Directors, as requested by the Board of Directors of the Funds; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services will be provided by Firstar: compile data for and prepare with respect to the Funds timely Notices to the Securities and Exchange Commission required pursuant to rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and blue sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of annual and semi-annual reports to Fund shareowners and registration statements for the Funds; monitor each Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from each Fund; monitor each Fund's status as a regulated investment company under Subchapter M of the Code; maintain each Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of each Fund as set forth in the prospectuses, statements of additional information, by-laws and articles of incorporation.



Each of the Co-Administrators have agreed to pay all expenses incurred by it in connection with its administrative activities.
 Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.



The Distributor also provides distribution services for each Fund as described in the Funds' Prospectuses pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareowners of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. For the fiscal year ended October 31, 1994, Sunstone Financial Group, Inc. ("Sunstone"), Portico Funds' former Distributor and Co-Administrator, received no fees for its distribution services. For the fiscal years ended October 31, 1996 and 1995, Ziegler received no fees for its distribution services. For the fiscal years ended October 31, 1996, 1995, and 1994, the following administrative fees were earned and waived:


Administration Fees Earned (Administration Fees Waived)


                       1996                 1995             1994

Money Market Fund  $73,082 (148,206)   $72,183 (119,354)  $90,485 (81,639)

U.S. Treasury
Money Market Fund   29,446 (42,094)     27,263 (44,793)   29,836 (27,368)

U.S. Government
Money Market Fund   84,282 (135,306)    77,856 (130,337)  132,045 (105,050)

Tax-Exempt
Money Market Fund    37,207 (53,187)    31,469 (51,566)    56,785 (37,943)

Institutional Money
Market Fund          205,168 (680,504)  215,820 (647,783)  221,920 (593,834)


Shareowner Organizations (Money Market, U.S. Government Money
Market, U.S. Treasury Money Market and Tax-Exempt Money Market
Funds).



As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with Shareowner Organizations providing for support and/or distribution services to customers of the Shareowner Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Shareowner Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Services provided by Shareowner Organizations under their agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareowner communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, under the Distribution and Service Plan, Shareowner Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.



The Funds' arrangements with Shareowner Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Directors. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund sha res (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Shareowner Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Shareowner Organizations must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").



The Funds believe that there is a reasonable likelihood that their arrangements with Shareowner Organizations have benefited each Fund and its shareowners as a way of allowing Shareowners Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareowner Organizations who own Fund shares. Any material amendment to the arrangements with Shareowner Organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such disinterested Directors.



The Funds paid fees to Shareowner Organizations, none of which were affiliated with the Adviser, pursuant to the Distribution and Service Plan for the fiscal years ended October 31, 1996, 1995, and 1994 as follows:



         Fees Earned by Non-Affiliated Shareowner Organizations



                        1996             1995               1994

Money Market Fund       $45,429         $35,574         $19,423


U.S. Government
Money Market Fund           501             365             573

Tax-Exempt
Money Market Fund           140             260             222

Institutional
Money Market Fund             0               0               0

U.S. Treasury
Money Market Fund             0              46               0



The Funds paid fees to Shareowner Organizations, all of which were affiliated with the
Adviser, pursuant to the Service Plan for the fiscal years ended October 31, 1996, 1995, and1994 as follows:



                 Fees Earned by Affiliated Shareowner Organizations




                                      1996      1995       1994

Money Market Fund                      $0      $9,663    $61,480



U.S. Government Money Market Fund       0      48,913    367,140



Tax-Exempt Money Market Fund            0      16,271    110,489



Institutional Money Market Fund         0      293,262  1,324,778



U. S. Treasury Money Market Fund        0       12,934    50,187





As of January 1, 1995, the Institutional Money Market Fund no longer pays Shareowner Organization fees under the Service Plan.





CUSTODIAN, TRANSFER AGENT, DISBURSING AGENT AND ACCOUNTING
SERVICES AGENT



Firstar Trust Company serves as custodian of the Funds' assets pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Trust Company has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareowners, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Trust Company may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Trust Company shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Trust Company is entitled to receive a fee, payable monthly, based on the following annual rate of $0.20 per $1,000 of the market value of Portico's first $2 billion of the aggregate market value of assets, plus $0.15 per $1,000 of the market value of Portico's next $2 billion of the aggregate market value of assets, and $0.10 per $1,000 of the aggregate market value of Portico's assets in excess of $4 billion. In addition, Firstar Trust Company, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.



Firstar Trust Company also serves as transfer agent and dividend disbursing agent for each Fund under a Shareowner Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust Company has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareowners of the Funds, (iii) respond to correspondence by Fund shareowners and others relating to its duties, (iv) maintain shareowner accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Trust Company is entitled to receive a fee at the following rates: $20 per shareowner account with an annual minimum of $12,000 per portfolio, plus certain other transaction charges and reimbursement for expenses.



In addition, the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust Company has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Trust Company is entitled to receive fees, payable monthly, at the annual rate of $25,000 on the first $40 million of each Fund's assets and 1/100th of 1% on the next $200 million of such assets, plus 5/1,000th of 1% on the assets in excess of $240 million plus out-of-pocket expenses, including pricing expenses. The annual fee for the Institutional Money Market Fund is capped at $55,000.





EXPENSES



Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, Securities and Exchange Commission fees, state securities qualification fees, advisory fees, administrative fees, Shareowner Organization fees, charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareowners, membership fees in the Investment Company Institute, costs of shareowner reports and meetings and any extraordinary expenses. The Funds also pay any brokerage fees. commissions and other transaction charges (if any) incurred in connection with the purchase and sale of portfolio securities.





INDEPENDENT ACCOUNTANTS



Price Waterhouse LLP, independent accountants, 100 E. Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, serve as auditors for the Company. The financial statements and related report of Price Waterhouse LLP contained in the respective Fund's Annual Report for the fiscal year ended October 31, 1996 are incorporated herein by reference. No other part of a Fund's Annual Report is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given as authority of said firm as experts in auditing and accounting.



COUNSEL



Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered by each Fund's Prospectus.







ADDITIONAL INFORMATION ON YIELD



The "yield" and "effective yield" of each Fund described in their Prospectuses are calculated according to formulas prescribed by the Securities and Exchange Commission. The standardized seven-day yield for each Fund is computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareowner accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The fees which may be imposed by financial intermediaries directly on their customers for cash management services are not reflected in the Company's calculations of yields for the Funds.



In addition, the Tax-Exempt Money Market Fund may advertise its standardized "tax-equivalent yield," which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.



The current yield for each of the Funds may be obtained by calling Portico Investor Services at 1-800-228-1024. For the seven-day period ended October 31, 1996, the annualized yields of the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund were 4.94%, 5.16%, 4.62%, 4.80% and 3.07%, respectively. Without fees waived by the Adviser and Co-Administrators during such period, the annualized yields of such Funds would have been 4.72%, 4.85%, 4.41%, 4.68% and 2.89%, respectively. For the seven-day period ended October 31, 1996, the effective yields of the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund were 5.06%, 5.29%, 4.73%, 4.92% and 3.12%, respectively.
Without fees waived by the Adviser and Co-Administrators during such period, the effective yields of such Funds would have been 4.84%, 4.98%, 4.52%, 4.80% and 2.94%, respectively. For the seven-day period ended October 31, 1996, the tax-equivalent yield of the Tax-Exempt Money Market Fund was 4.45% (assuming a federal income tax rate of 31%). Without fees waived by the Adviser and Co-Administrators during such period, the tax-equivalent yield of such Fund would have been 4.19%.



MISCELLANEOUS



As used in this Statement of Additional Information and in the Funds' Prospectuses, a "majority of the outstanding shares" of a Fund or portfolio means, with respect to the approval of an investment advisory agreement or change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.



As of January 31, 1997, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Trust Company, P.O. Box 2054, Milwaukee, Wisconsin 53202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund 4%; Institutional Money Market Fund 86%; U.S. Government Money Market Fund 67%; Tax-Exempt Money Market Fund 45%; U.S. Treasury Money Market Fund 50%; Growth and Income Fund 65%; Short-Term Bond Market Fund 69%; Special Growth Fund 72%; Bond IMMDEXTM Fund 80%; Equity Index Fund 79%; Balanced Fund 79%; MidCore Growth Fund 86%; Intermediate Bond Market Fund 78%, Tax-Exempt Intermediate Bond Fund 67%, International Equity Fund 87%; and MicroCap Fund 84%. At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.





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